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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                        -------------------------------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                        -------------------------------

      Date of Report (date of earliest event reported): September 28, 1995

                              HUBBELL INCORPORATED
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             (Exact name of registrant as specified in its charter)

      Connecticut                  1-2958                    06-0397030
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(State or other                  (Commission               (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)

      584 Derby Milford Road, Orange, CT                             06477
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (203) 799-4100
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Item 5. Other Events.
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        On September 28, 1995, Hubbell Incorporated (the "Company") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (the "Underwriters"), which incorporates by reference the Hubbell Incorporated Underwriting Agreement
- Standard Provisions (Debt Securities) dated September 28, 1995, a copy of which was attached to a Registration Statement on Form S-3 (File No.
33-61909) of the Company as Exhibit 1.

        Pursuant to the Underwriting Agreement, the Company issued and sold and the Underwriters purchased, severally, $100,000,000 aggregate principal amount of the Company's 6-5/8% Notes due 2005 (the "Notes"). A form of the
Note is attached hereto as Exhibit 4.1.

Item 7. Financial Statements and Exhibits.
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        (c) The following exhibits are filed as part of this Form 8-K:

        1.1 Underwriting Agreement, dated September 28, 1995, among Hubbell Incorporated and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

        4.1 Form of 6-5/8% Note due 2005.

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                                      SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUBBELL INCORPORATED

 Date: October 3, 1995                By: /s/  RICHARD W. DAVIES
                                         --------------------------
                                      Name:  Richard W. Davies
                                      Title: General Counsel and Secretary

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                                 EXHIBIT INDEX

   Exhibit No.                   Description

1.1 Underwriting Agreement, dated September 28, 1995, among Hubbell Incorporated and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and J.P. Morgan Securities Inc.

4.1     Form of 6-5/8% Note due 2005.